UPDATING SUMMARY PROSPECTUS

INDIVIDUAL RETIREMENT ANNUITY—
VARIABLE ACCUMULATION ANNUITY CONTRACTS
(IRA CONTRACTS)

Issued By
MUTUAL OF AMERICA LIFE INSURANCE COMPANY
320 Park Avenue, New York, New York 10022-6839
Through its
SEPARATE ACCOUNT NO. 2
We offer Individual Retirement Annuity Contracts (“IRA Contracts”), including Traditional IRA, Roth IRA, Inherited IRA (subject to state insurance department approval), Savings Incentive Match Plan for Employees (SIMPLE) IRA and Simplified Employee Pension (SEP) IRA Contracts.
You, as a Contractholder, or as a person to whom we have issued an IRA Contract, may make Contributions in the amounts and at the frequency you choose (subject to certain minimums), and some of the Contracts permit your employer to make Contributions on your behalf. Under IRA Contracts, the amount of your Contributions and those of your employer are limited by federal tax laws. A Contract can help you accumulate funds for retirement and other long-term financial needs. You may apply your Account Value to provide fixed monthly Annuity Payments that begin at a future date.
You may allocate your Account Value to the subaccounts of Mutual of America Separate Account No. 2 or to our General Account, unless your Plan restricts allocations. You may transfer all or any part of your Account Value among the available Investment Alternatives at any time, without charge. The Subaccounts of the Separate Account invest in similarly named funds or portfolios of mutual funds, which are set forth and described in Appendix A to this Summary Prospectus.
The Contract is a complex investment and involves risks, including potential loss of principal.
The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. Withdrawals could result in taxes and tax penalties, as applicable.
Mutual of America Life Insurance Company's obligations under the Contract are subject to its financial strength and claims-paying ability.
The Prospectus for the Contract contains more information about the Contract, including its features, benefits, and risks. You can find the Prospectus and other information about the Contract online at https://dfinview.com/mutualofamerica/tadf/IRA/AP. You can also obtain this information at no cost by calling 800.574.9267 or by sending an e-mail request to mutualofamerica@dfinsolutions.com.
Additional information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s staff and is available at Investor.gov.
The SEC has not approved or disapproved these securities or passed upon the adequacy of this Summary Prospectus. Any representation to the contrary is a criminal offense.
Dated: May 1, 2025

Definitions We Use in this Summary Prospectus
Account Value—The value of a Contractholder’s Accumulation Units in the Subaccounts plus the value of amounts held in the General Account for the Contractholder, during the Accumulation Period. Depending on its use in this Summary Prospectus, the term “ Account Value” may mean all or any part of your total Account Value.
Accumulation Period—For a Contractholder, the period under a Contract when Contributions are made or held for the Contractholder. The Accumulation Period ends at the Annuity Commencement Date, or the date the Contractholder withdraws the Account Value in full before the Annuity Commencement Date.
Accumulation Unit—A measure we use to calculate the value of a Contractholder’s interest in each of the Subaccounts. Each Subaccount has its own Accumulation Unit value.
Annuitant—The individual named in the application for a Contract. Under a death benefit in the form of an annuity, the Beneficiary will be the annuitant/payee. We use the life expectancy of the Annuitant(s) , or of the annuitant/payee, as a factor in determining the amount of monthly Annuity Payments for annuities with a life contingency.
Annuity Commencement Date—The date Annuity Payments become payable under a Contract or become payable as the death benefit for a Beneficiary. A Contractholder, or a Beneficiary entitled to a death benefit, selects the Annuity Commencement Date, or the Annuity Commencement Date may be imposed under federal tax law provisions in certain circumstances. On the Annuity Commencement Date, all of your Account Value is used to provide Annuity Payments.
Annuity Payments—A series of equal monthly payments from us. The amount of the Annuity Payments will depend on your Account Value on the Annuity Commencement Date and the form of annuity selected. The Annuity Payments may be for the Annuitant’s life, for a minimum period of time, for the joint lifetime of the Annuitant and the Annuitant’s joint Annuitant, or for such other specified period as we may permit.
Beneficiary(ies)—The person(s) named by a Contractholder to receive: (1) the death benefit under the Contract if during the Accumulation Period the Contractholder dies (or if the Contractholder is not the Annuitant, if the Annuitant dies first), or (2) after the Annuity Commencement Date, any remaining Annuity Payments if the Annuitant dies and the joint Annuitant, if any, dies.
Code— The Internal Revenue Code of 1986, as amended. Depending on the context, the term Code includes the regulations adopted by the Internal Revenue Service for the Code section being discussed.
Contract(s)—One (or more) of the individual (IRA) variable accumulation annuity contracts described in this Summary Prospectus.
Contractholder—The individual to whom we have issued an FPA Contract, or the entity to which we have issued an FPA Contract to fund a deferred compensation plan.
Contributions— Amounts contributed from time to time under a Contract during the Accumulation Period.
General Account (or Interest Accumulation Account)—Assets we own that are not in a separate account, but rather are held as part of our general assets. Amounts allocated under the Contracts to the General Account earn interest at a fixed rate that we change from time to time. We sometimes refer to the General Account as the Interest Accumulation Account, because amounts you allocate to the General Account earn interest at a fixed rate that we change from time to time.
Inherited IRA—An IRA Contract that is funded with the death benefit proceeds of an IRA Contract or another qualified retirement plan by the beneficiary of such IRA or plan.
Investment Alternatives—Our General Account and the Subaccounts. You may allocate your Contributions and transfer your Account Value among the Investment Alternatives.

Joint Annuitant—An additional person (usually the Spouse) whose life expectancy is taken into account for a life annuity and who will receive Annuity Payments upon the death of the Annuitant in accordance with the form of annuity selected. A joint annuitant may be designated by the owner at any time before the Annuity Commencement Date.
Roth IRA—An IRA Contract designated as a Roth IRA, in accordance with Code Section 408A.
Separate Account—Mutual of America Separate Account No. 2, a separate account we established to receive and invest deposits made under variable accumulation annuity contracts. The assets of the Separate Account are set aside and kept separate from our other assets.
SEP IRA—An IRA Contract purchased by an employee in connection with a Simplified Employee Pension (SEP) adopted by the employer.
SIMPLE IRA—An IRA Contract purchased by an employee under a Savings Incentive Match Plan for Employees (SIMPLE) adopted by the employer.
Spouse—Unless otherwise specified, the person to whom a Contractholder or Annuitant is legally married in a marriage recognized under federal law.
Subaccount—A division of the Separate Account which invests its assets exclusively in a corresponding Underlying Fund of the same name.
Traditional IRA—An IRA Contract other than a Roth IRA, Inherited IRA, SEP IRA or SIMPLE IRA Contract.
Underlying Funds—The funds or portfolios that are invested in by the Subaccounts.
We, us, our, Company or Mutual of America—Refers to Mutual of America Life Insurance Company.
You, or your—Refers to a Contractholder.

UPDATED INFORMATION ABOUT YOUR CONTRACT
The information in this section of the Updating Summary Prospectus is a summary of certain Contract features that have changed since the Prospectus dated May 1, 2024. This may not reflect all of the changes that have occurred since you entered into your Contract.
Appendix A. Appendix A reflects that effective on April 25, 2025, the MoA Clear Passage 2015 Fund was reorganized into the MoA Retirement Income Fund; effective on May 1, 2025 the MoA Clear Passage 2070 Fund was added; and on or about June 6, 2025, the Victory RS Small Cap Growth Equity VIP Series in which Subaccounts of the Separate Account currently invest on behalf of the Contracts will be replaced pursuant to an SEC Substitution Order with the American Century Small Cap Growth Fund.
The information in this section also updates the most recent fee disclosure document you received, if your investments are made in a retirement plan subject to the Employee Retirement Income Security Act of 1974, as amended, in accordance with applicable regulations.

Important Information You Should Consider About the
IRA Contract

	FEES AND EXPENSES			LOCATION IN PROSPECTUS
Are There Charges for Early Withdrawals?	No.			Charges
Are There Transaction Charges?	No, there are no charges for other transactions under the Contract.			Charges
Are There Ongoing Fees and Expenses? (annual charges)
Yes, the table below describes the fees and expenses that you may pay each year, depending on the Investment Alternatives
and optional benefits you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.
Charges
	ANNUAL FEE	MIN.	MAX.
	1. Base Contract (varies by Contract class)	1.21%[1]	1.25%[1]
	2. Underlying Fund fees and expenses	0.14%[2]	0.97%[2]
	3. Optional benefits available for an additional charge	NA	NA
1 As a percentage of the Separate Account value. There are
several classes of the Contract, each of which has a different
Separate Account charge. See the “Charges” section of the
Prospectus for a description of the different classes of the
Contract and related charges.
2As a percentage of the net asset value of the Underlying Fund assets. Effective on or about June 6, 2025, the max will be
0.89%.

Because you may choose from among the Investment
Alternatives offered, the choices you make affect how much you will pay. To help you understand the cost of owning your
Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges.

	LOWEST ANNUAL COST ESTIMATE: $1,380	HIGHEST ANNUAL COST ESTIMATE: $2,270*
Assumes:
●Investment of $100,000
●5% annual appreciation
●Least expensive combination
of Contract classes and
Underlying Fund fees and
expenses
●No optional benefits
●No sales charges
●No additional Contributions,
transfers, or withdrawals

Assumes:
●Investment of $100,000
●5% annual appreciation
●Most expensive
combination of Contract
classes and Underlying
Fund fees and expenses
●No optional benefits
●No sales charges
●No additional Contributions,
transfers, or withdrawals

* Effective on or about June 6, 2025, the highest annual cost estimate will be $2,188.

RISKS
Is There a Risk of Loss from Poor Performance?	Yes, you can lose money by investing in this Contract, including loss of principal.	Principal Risks of Investing in the Contract
Is this a Short-Term Investment?
No, this Contract is not a short-term investment and is not
appropriate for an investor who needs ready access to cash.
In particular:
●Tax deferral is more beneficial to Participants with a long-term investment time horizon.
●Withdrawals are subject to ordinary income tax and may be
subject to tax penalties.
●The Contract is not intended for those who may need to make early or frequent withdrawals or intend to engage in frequent trading in the Underlying Funds.
General Description of Contracts
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance, and can vary, depending on the
performance of the Underlying Funds. Each investment option
available under the Contract, including the General Account, will have its own unique risks. You should review these Investment
Alternatives before making an investment decision.
Appendix A: Underlying Funds Available Under the Contracts General Description of Separate Account No. 2, Mutual of America, and Underlying Funds Our General Account
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to
Mutual of America , including that any obligations (including under the General Account ), guarantees, and benefits of the
Contract are subject to the claims paying ability of Mutual of
America. More information about Mutual of America, including its financial strength ratings, is available upon request from Mutual of America by calling our toll-free number, 800.468.3785 or by visiting our website at mutualofamerica.com.
General Description of Separate Account No. 2, Mutual of America, and Underlying Funds Our General Account
RESTRICTIONS
Are There Restrictions on the Investment Options?
Yes, your ability to allocate Contributions among the Investment
Alternatives Separate Account is subject to any restrictions contained in your Employer’s Plan. If your Employer’s Plan
permits transfers to other contracts, you may transfer your
Account Value but only to a provider specifically identified in the
Plan. Transfers while you are actively employed to any provider not specified in the Plan are prohibited.
We may remove an Underlying Fund or limit its availability to new
Contributions and/or transfers of Account Value if we determine that an Underlying Fund no longer satisfies one or more of our selection criteria.
General Description of Separate Account No. 2, Mutual of America, and Underlying Funds
Are There any Restrictions on Contract Benefits?	NA

TAXES
What Are the Contract's Tax Implications?
You should consult with a tax professional to determine the tax implications of an investment in and Contributions made under the Contract.
Because of the favorable tax treatment provided for all IRAs, there are no additional tax benefits to the contract.
Withdrawals will be subject to ordinary income tax, and may be subject to tax penalties.
Taxes
CONFLICTS OF INTEREST
How Are Investment Professionals Compensated?
Mutual of America offers the Contracts for sale through certain of our employees who are registered representatives of Mutual of America Securities LLC, the principal underwriter of the
Contracts. The only compensation we pay to registered
representatives for sales of the Contracts is in the form of salary, plus annual incentive compensation based on (i) achievement of individual sales objectives and (ii) the Company’s achievement of overall corporate objectives. There are no commissions or fees payable for sales of the Contracts.
The annual cash incentive compensation payment payable to
these registered representatives can increase or decrease based on individual performance in relation to individual sales
objectives and Company performance in relation to corporate
objectives.
With regard to non-cash compensation, representatives and
certain staff from the top performing regional offices, as well as other high performing representatives, will receive a trip to a sales conference.
The existence of such forms of compensation could influence a
Contract over
another investment.
Purchases and Contract Value
Should I Exchange My Contract?
Registered representatives may have a financial incentive to offer a participant a new contract in place of the one in which he or she already participates. An investor should only exchange his or her Contract if he or she determines, after comparing the
features, fees, and risks of both contracts, that it is preferable for him or her to purchase the new contract rather than continue to own the existing Contract.
Purchases and Contract Value
6

Appendix A: Underlying Funds Available As Investment Options Under the IRA Contracts
The following is a list of Underlying Funds available under the Contracts. More information about the Underlying Funds is available in the prospectuses for the Underlying Funds, which may be amended from time to time and are available on our website mutualofamerica.com/IRAFunds or you can request this information at no cost by calling 800.574.9267 or by sending an email to mutualofamerica@dfinsolutions.com.
The current expenses and performance information below reflects fee and expenses of the Underlying Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Underlying Fund’s past performance is not necessarily an indication of future performance.
Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks investment results that correspond to the investment performance of Standard & Poor’s 500® Composite Stock Price Index (the “S&P 500 Index”*)	MoA Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.14%	24.83%	14.35%	12.92%
Equity Fund Seeks to outperform Russell 3000® Index** by investing in a diversified portfolio of primarily common stocks	MoA All America Fund Adviser: Mutual of America Capital Management LLC	0.51%	19.12%	11.88%	10.60%
Equity Fund Seeks capital appreciation	MoA Small Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.82%	11.29%	6.93%	5.94%
Equity Fund Seeks capital appreciation	MoA Small Cap Growth Fund Adviser: Mutual of America Capital Management LLC	0.82%	9.92%	7.61%	7.61%
Equity Fund Seeks investment results that correspond to investment performance of S&P SmallCap 600® Index*	MoA Small Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.16%	8.55%	8.12%		6.50%[2]

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks capital appreciation and, to a lesser extent, current income	MoA Mid Cap Value Fund Adviser: Mutual of America Capital Management LLC	0.69%	10.78%	7.85%	7.47%
Equity Fund Seeks investment results that correspond to investment performance of S&P MidCap 400® Index*	MoA Mid Cap Equity Index Fund Adviser: Mutual of America Capital Management LLC	0.16%	13.77%	10.12%	9.50%
Equity Fund Seeks capital appreciation	MoA International Fund Adviser: Mutual of America Capital Management LLC	0.33%	5.19%	5.84%	5.86%
Equity Fund Seeks long-term capital growth	American Century Small Cap Growth Fund (R6 Share Class) Adviser: American Century Investment Management, Inc.	0.79%	15.34%	10.25%	11.18%
Equity Fund Seeks capital growth	LVIP American Century Capital Appreciation Fund Adviser: Lincoln Financial Investments Corporation SubAdviser: American Century Investment Management, Inc.	0.57%	25.37%	11.80%		12.87%[3]
Equity Fund Seeks long-term capital appreciation	American Funds Insurance Series New World Fund Adviser: Capital Research and Management Company	0.57%	6.86%	4.80%	6.49%
Equity Fund Seeks capital appreciation	Macquarie VIP® Small Cap Value Series Adviser: Delaware Management Company	0.74%	11.32%	7.15%	7.60%
Equity Fund Seeks to provide long-term growth of capital	DWS Capital Growth VIP Adviser: DWS Investment Management Americas, Inc.	0.49%	26.62%	15.71%	14.88%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks reasonable income and will also consider potential for capital appreciation. Fund’s goal is to achieve a yield which exceeds the composite yield on the securities comprising the S&P 500® Index	Fidelity VIP Equity-Income Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.47%	15.35%	10.08%	9.21%
Equity Fund Seeks long-term capital appreciation	Fidelity VIP Contrafund® Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.56%	33.79%	17.04%	13.62%
Equity Fund Seeks long-term growth of capital	Fidelity VIP Mid Cap Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.57%	17.49%	11.34%	9.21%
Equity Fund Seeks long-term growth of capital	Goldman Sachs VIT Small Cap Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.	0.81%	18.99%	8.99%	8.97%
Equity Fund Seeks long-term growth of capital and dividend income	Goldman Sachs VIT US Equity Insights Fund Adviser: Goldman Sachs Asset Management, L.P.	0.56%	28.24%	14.15%	12.05%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Equity Fund Seeks capital appreciation	Invesco V.I. Main Street Fund® Adviser: Invesco Advisers, Inc.	0.80%	23.65%	12.08%	11.24%
Equity Fund Seeks capital appreciation	MFS® VIT III Mid Cap Value Portfolio Adviser: MFS	0.79%	13.52%	9.47%	8.78%
Equity Fund Seeks long-term growth of capital by investing primarily in securities of companies that meet Fund’s environmental, social and governance (ESG) criteria	Neuberger Berman Advisers Management Trust Sustainable Equity Portfolio Adviser: Neuberger Berman Investment Advisers LLC	0.89%	25.84%	13.97%	11.44%
Equity Fund Seeks to provide long-term capital growth with income as secondary objective	T. Rowe Price Blue Chip Growth Portfolio Adviser: T. Rowe Price Associates, Inc.	0.74%	35.51%	14.46%	14.77%
Equity Fund Seeks to provide long-term capital appreciation and income	Vanguard Variable Insurance Fund Diversified Value Portfolio® Advisers: Lazard Asset Management LLC and Hotchkis and Wiley Capital Management, LLC	0.28%	14.89%	12.24%	9.76%
Equity Fund Seeks to provide long-term capital appreciation	Vanguard Variable Insurance Fund International Portfolio® Advisers: Baillie Gifford Overseas Ltd. And Schroder Investment Management North America Inc.	0.31%	9.01%	6.27%	8.40%
Equity Fund Seeks to provide long-term capital growth	Victory RS Small Cap Growth Equity VIP Series Adviser: Victory Capital Management Inc.	0.88%	11.82%	1.16%	6.64%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Real Estate Fund Seeks to provide a high level of income and moderate long-term capital appreciation by tracking performance of a benchmark index that measures performance of publicly traded equity REITs and other real estate-related investments	Vanguard Variable Insurance Fund Real Estate Index Portfolio® Adviser: The Vanguard Group, Inc.	0.26%	4.74%	2.84%	4.99%
Fixed Income Fund Seeks current income to extent consistent with maintenance of liquidity, investment quality and stability of capital	MoA US Government Money Market Fund Adviser: Mutual of America Capital Management LLC	0.23%	5.09%	1.67%	1.06%
Fixed Income Fund Primary investment objective is to produce a high level of current income with secondary investment objective to preserve shareholders’ capital	MoA Intermediate Bond Fund Adviser: Mutual of America Capital Management LLC	0.47%	2.79%	0.50%	1.47%
Fixed Income Fund Seeks current income, with preservation of shareholders’ capital a secondary objective	MoA Core Bond Fund Adviser: Mutual of America Capital Management LLC	0.45%	1.17%	-0.82%	1.24%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Fixed Income Seeks to achieve its investment objective by investing under normal circumstances at least 80% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. and non-U.S. governments, their agencies or instrumentalities and corporations, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements	PIMCO Variable Insurance Trust Real Return Portfolio (Institutional Class) Adviser: Pacific Investment Management Company LLC	0.50%	2.29%	2.08%	2.31%
Fixed Income Fund Seeks to track the performance of a broad, market-weighted bond index	Vanguard Variable Insurance Fund Total Bond Market Index Portfolio® Adviser: The Vanguard Group, Inc.	0.14%	1.24%	-0.39%	1.25%
Balanced Fund Seeks capital appreciation and current income by investing in a diversified portfolio of common stocks, debt securities and money market instruments	MoA Balanced Fund Adviser: Mutual of America Capital Management LLC	0.56%	17.56%	9.13%	8.26%
Balanced Fund Seeks to obtain high total return with reduced risk over the long term by allocating Fund assets among stocks, bonds, and short-term instruments	Fidelity VIP Asset Manager Portfolio Adviser: Fidelity Management & Research Company LLC (FMR) Subadvisers: FMR Investment Management (UK) Limited, Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research Japan Limited serve as sub-advisers.	0.52%	8.50%	5.65%	5.66%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Balanced Fund Seeks to achieve competitive total return through actively managed portfolio of stocks, bonds, and money market instruments which offer income and capital growth opportunity	Calvert VP SRI Balanced Portfolio Adviser: Calvert Research and Management	0.64%	19.61%	9.41%	8.41%
Balanced Fund Seeks current income and, to a lesser extent, capital appreciation	MoA Conservative Allocation Fund Adviser: Mutual of America Capital Management LLC	0.48%	8.09%	4.42%	4.96%
Balanced Fund Seeks capital appreciation and current income	MoA Moderate Allocation Fund Adviser: Mutual of America Capital Management LLC	0.35%	11.27%	7.11%	7.11%
Balanced Fund Seeks capital appreciation and, to a lesser extent, current income	MoA Aggressive Allocation Fund Adviser: Mutual of America Capital Management LLC	0.36%	13.22%	8.63%	8.30%
Balanced Funds Seeks current income consistent with preservation of capital and, to a lesser extent, capital appreciation	MoA Retirement Income Fund Adviser: Mutual of America Capital Management LLC	0.54%	7.21%	3.55%	4.21%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2020 Fund Adviser: Mutual of America Capital Management LLC	0.58%	8.10%	4.76%	5.72%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2025 Fund Adviser: Mutual of America Capital Management LLC	0.55%	9.70%	5.94%	6.61%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2030 Fund Adviser: Mutual of America Capital Management LLC	0.53%	11.16%	7.24%	7.51%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2035 Fund Adviser: Mutual of America Capital Management LLC	0.50%	13.05%	8.31%	8.28%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2040 Fund Adviser: Mutual of America Capital Management LLC	0.47%	14.35%	9.34%	8.85%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2045 Fund Adviser: Mutual of America Capital Management LLC	0.46%	14.90%	9.68%	8.99%

Type/Investment Objective	Underlying Fund and Adviser	Current Expenses[1]	Average Annual Total Returns as of 12/31/24
			1 year	5 year	10 year	Life of Fund
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2050 Fund Adviser: Mutual of America Capital Management LLC	0.46%	15.39%	9.81%	9.08%
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2055 Fund Adviser: Mutual of America Capital Management LLC	0.47%	15.66%	10.05%		10.29%[4]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2060 Fund Adviser: Mutual of America Capital Management LLC	0.49%	15.73%	10.25%		9.58%[5]
Balanced Funds Seeks current income and capital appreciation appropriate for asset allocation associated with Fund’s approximate year of retirement which is included in its name	MoA Clear Passage 2065 Fund Adviser: Mutual of America Capital Management LLC	0.60%	16.01%			12.76%[6]
*
“Standard & Poor’s,” “S&P,” “S&P 500”, “S&P MidCap 400” and “S&P SmallCap 600” are trademarks of Standard & Poor’s Financial Services LLC, a subsidiary of The McGraw-Hill Companies, Inc. and have been licensed for use by Mutual of America Investment Corporation’s Adviser. Standard & Poor’s does not sponsor, endorse, sell or promote the Equity Index Fund, Small Cap Equity Index Fund or Mid-Cap Equity Index Fund. It has no obligation or liability for the sale or operation of the Funds and makes no representations as to the advisability of investing in the Funds.
1
The reported expense ratio for the following funds is net of fee waivers that may not continue: all MoA Funds, American Funds Insurance Series New World Fund, all Goldman Sachs VIT Funds, Invesco V.I. Main Street Fund, T. Rowe Price Blue Chip Growth Portfolio and Victory RS Small Cap Growth Equity VIP Series. Refer to the prospectuses of the Underlying Funds for more information.

2
Since inception date July 2, 2018.
3
Since inception date September 22, 2017.
4
Since inception date October 1, 2016.
5
Since inception date July 2, 2018.

Since inception date August 3, 2020.

Mutual of America Separate Account No. 2
320 Park Avenue, New York, New York 10022-6839
You May Obtain More Information

We have filed with the SEC this Summary Prospectus about this Contract and Separate Account No. 2. The Summary Prospectus incorporates by reference the Prospectus and Statement of Additional Information (the "SAI") for the Contracts, and exhibits, dated May 1, 2025. The SAI contains additional information about this Contract, the Separate Account, and our operations.
You may obtain the SAI and other information free of charge through the Mutual of America Life Insurance Company website at http://www.mutualofamerica.com. You can also write to us at 320 Park Avenue, New York, NY 10022-6839 or call 800.574.9267 and ask for Mutual of America.
The SEC has a website at http://www.sec.gov. Reports and other information about this Contract and Separate Account No. 2 are available through that SEC website. You also may obtain copies of reports and other information about the Separate Account, upon your payment of a duplicating fee, by electronic request at this e-mail address: publicinfo@sec.gov.
Where to Direct Questions. To request other information about the Contracts, or to make investor inquiries about the Separate Account, you also can contact your registered representative at Mutual of America.
Investment Company Act of 1940 File Number 811-03996
Securities Act of 1933 Registration Number 33-11023
EDGAR Contract identifier C000025766.
Prospectus dated May 1, 2025